EFI to Acquire VUTEk, Inc.

First Quarter 2005 Results Expected to be In Line with Company Guidance

Foster City, Calif. – April 14, 2005 – EFI (Nasdaq: EFII), the world leader in digital imaging and print management solutions for commercial and enterprise printing, today announced it has signed an agreement to acquire privately held VUTEk, Inc., the market share leading provider of superwide format digital inkjet printers, for approximately $281 million in cash. EFI expects the transaction to close early in the third quarter of 2005, subject to regulatory approval. The acquisition is expected to be immediately accretive upon closing, adding approximately $72 million in revenue and $0.11 in pro forma diluted earnings per share in the second half of 2005. The company expects second half GAAP results to include acquisition related charges in an amount to be determined upon completion of the customary valuation exercise.
“VUTEk will be an excellent addition to EFI’s range of best of breed innovative solutions for the commercial print market. VUTEk is the sales leader in the growing segment of superwide format digital inkjet printing,” said Guy Gecht, EFI CEO. “There are many natural synergies between EFI’s core expertise in digital printing innovation and VUTEk’s digital inkjet technology and we are both leaders in the ongoing industry transition from analog to digital printing. With VUTEk’s profitable business model, we expect this acquisition to not only be accretive immediately, but to provide EFI with new revenue streams in the future.”
“We are excited to become part of the EFI team as their worldwide reputation, deep industry relationships and financial stability will allow us to gain greater market reach and provide our valued customers with an even higher quality of service, ” said Art Cleary, VUTEk Co-Founder. “Our customers and employees will also benefit from EFI’s culture of innovation, allowing us to remain on the leading edge.”
VUTEk is headquartered in Meredith, New Hampshire with approximately 330 employees globally. In 2004, VUTEk reported revenues of approximately $130 million.
VUTEk is the leader in the superwide format digital inkjet segment of the commercial print market. Their printers and inks are used to produce point of purchase displays, advertising, posters, billboards and other “out of home” graphics up to five meters in width. VUTEk’s customers include commercial printers, screen printers, photo labs, sign shops and reprographic houses that print on a variety of surfaces including paper, vinyl, corrugated, textile, glass, plastic and nearly any other substrate up to two inches thick.
Separately, the company announced that results for the quarter ended March 31, 2005 are expected to be in line with the guidance provided on January 26, 2005. First quarter results will be discussed as previously announced on Wednesday, April 20, 2005.

The company will be hosting a conference call today, Thursday, April 14, 2005, at 2:30 p.m. Pacific Time, to discuss the acquisition. To participate in the conference call, please dial 1-800-359-9787 domestically and 706-634-1521 internationally. The live webcast and the replay can be accessed at the Investor Relations section of www.efi.com.

About EFI
EFI (www.efi.com) is the world leader in digital imaging and print management solutions for commercial and enterprise printing. EFI’s award-winning technologies offer document management tools from creation to print, including high fidelity color and black and white Fiery® print servers that can output up to 2000 pages per minute; powerful production workflow and print management information software solutions for increased performance and cost efficiency; and an array of business-critical enterprise and mobile printing solutions. EFI maintains 21 offices worldwide.

About VUTEk® Inc.
Founded in 1988, American manufacturer VUTEk® Inc. is the leading worldwide supplier of superwide format digital inkjet printers to the graphic arts market. VUTEk® pioneered superwide format printers, and sets the standard for superwide/grand format and specialty printing, using digital inkjet technology for out-of-home advertising applications, including billboards, fleet graphics, banners, bus shelters, point-of-purchase displays and posters. VUTEk® ‘s current product portfolio includes the UltraVu® product range, for high quality, high speed printing in 2-, 3-, and 5-meter formats, and its PressVu® family of digital inkjet flatbed printers, capable of printing on both rigid and flexible substrates using UV-curable or solvent-based inks.

All trademarks noted herein are either the property of EFI or VUTEk® Inc.

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Safe Harbor for Forward Looking Statements
The statements, “First Quarter 2005 Results Expected to be In Line with Company Guidance” and “EFI expects the transaction to close early in the third quarter of 2005, subject to regulatory approval” and “The acquisition is expected to be immediately accretive upon closing, adding approximately $72 million in revenue and $0.11 in pro forma diluted earnings per share in the second half of 2005” and “The company expects second half GAAP results to include acquisition related charges in an amount to be determined upon completion of the customary valuation exercise” and “VUTEk will be an excellent addition to EFI’s range of best of breed innovative solutions for the commercial print market” and “With VUTEk’s profitable business model, we expect this acquisition to not only be accretive immediately, but to provide EFI with new revenue streams in the future” and “We are excited to become part of the EFI team as their worldwide reputation, deep industry relationships and financial stability will allow us to gain greater market reach and provide our valued customers with an even higher quality of service” and “Our customers and employees will also benefit from EFI’s culture of innovation, allowing us to remain on the leading edge” and “Separately, the company announced that results for the quarter ended March 31, 2005 are expected to be in line with the guidance provided on January 26, 2005” are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities and Exchange Act of 1934, as amended, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those in the forward looking statement, including, but not necessarily limited to, the following: (1) Management’s ability to forecast revenues and control expenses, especially on a quarterly basis, continues to be a challenge. Unexpected declines in revenue without a corresponding and timely decline in expenses could have a material adverse effect on results of operations; (2) current world wide financial/economic difficulties continue including variations in foreign exchange rates; (3) variations in growth rates or declines in the printing and imaging market across various geographic regions may cause a material impact in our results; (4) changes in historic customer order patterns, including changes in customer and channel inventory levels may cause a material impact in our results; (5) changes in the mix of products sold leads to variations in results; (6) market acceptance of new products and contribution to EFI’s revenue cannot be assured; (7) delays in product delivery can cause quarterly revenues and income to fall significantly short of anticipated levels; (8) competition and/or market factors in the various markets may pressure EFI to reduce prices on certain products; (9) competition with products internally developed by EFI’s customers may result in declines in EFI sales and revenues; (10) excess or obsolete inventory and variations in inventory valuation may cause a material impact in our results; (11) continued success in technological advances, including development and implementation of new processes and strategic products for specific market segments may not be assured; (12) timely and qualitative execution in the manufacturing of products may not be assured; (13) litigation involving intellectual property or other matters may cause a material impact in our results; (14) our ability to adequately service our debt; (15) our ability to successfully integrate VUTEk’s business with our own without operational disruption to their business or ours, loss of sales, or adverse impact on relations with customers or suppliers; (16) other risk factors listed from time to time in the company’s SEC reports. EFI undertakes no obligation to update information contained in this release. For further information regarding risks and uncertainties associated with EFI’s business, please refer to the Risk Factors section (entitled “Factors That Could Adversely Affect Performance’’) of EFI Corporation’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting EFI Corporation’s Investor Relations Department at 650-357-3828 or email at investor.relations@efi.com or EFI’s Investor Relations website at http://www.efi.com.